EXHIBIT 7

       Exchange Agreement, dated as of May 7, 2001, by and among the Company, the Limited Partnerships and RKB (incorporated by reference to
       Exhibit 10.22 of the Company's Form 10-Q for the quarter ended
                   March 31, 2001, filed May 15, 2001).